UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2004
Date of Report (Date of earliest event reported)

BANYAN CORPORATION
(Exact name of registrant as specified in its charter)

OREGON	000-26065	84-1346327
(State or other jurisdiction)	(Commission File Number)	(IRS Employer
Identification Number)

Suite 500, 1925 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices) (Zip Code)

(800) 808-0899
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 -- SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES.

Securities Purchase Agreement and Form SB-2 Registration Statement

          We entered into a Securities Purchase Agreement with AJW Partners, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (hereinafter collectively referred to as the "Selling Shareholders") and ancillary agreements as hereinafter described (collectively the "Transaction Agreements") effective November 8, 2004 (the "Closing Date"). Under the Securities Purchase Agreement, we agreed to sell the Selling Shareholders a total of $3,000,000 in Callable Secured Convertible Notes (the "Convertible Notes") due November 8, 2006 with 10% annual interest payable quarterly, the first four months interest to be prepaid from proceeds of the Convertible Notes. We also agreed to issue to the Selling Shareholders for no additional cash consideration five-year Warrants to purchase one share at $.40 per share for each one dollar of Convertible Notes purchased by the Selling Shareholders (the "Warrants").

          We received $1,200,000 from the sale of Convertible Notes to the Selling Shareholders on November 16, 2004. Pursuant to a Registration Rights Agreement we agreed to file a registration statement to register the shares underlying the Convertible Notes and Warrants. We filed a registration statement on Form SB-2 on February 14, 2005. On February 22, 2005 we received another $800,000 from the sale of Convertible Notes to the Selling Shareholders. Provided that all of the conditions in the Securities Purchase Agreement have been met, the Selling Shareholders will purchase an additional $1,000,000 in Convertible Notes within five days after the effective date of this registration statement.

          All of the Convertible Notes and Warrants have been in the same form and differ only in that they specify the Selling Shareholders to which they were issued, the date of sale and the dollar amount and number of their respective Convertible Notes and Warrants.

          A portion of the proceeds from the Convertible Notes was used to prepay the balance of $584,930 on a term loan and related installment note due July 31, 2005 in the original principal amount of $1,000,000 that were personally guaranteed by our Chief Executive Officer, Michael Gelmon, our Chief Financial Officer, Cory Gelmon, and others, and a loan from 860532 Alberta Corp., that is owned by the Gelmons. We also used the proceeds for the payment of principal and interest on other outstanding notes, the payments of accounts payable, fees, and business development purposes. The proceeds from the sale of additional Convertible Notes may be used for debt repayment, business development and business acquisitions.

          For additional information on the terms of the Convertible Notes, Warrants and the Transaction Agreements, please refer to the registration statement or our Form 10-Q filed on November 22, 2004.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

          The auditing firm of Gelfond Hochstadt Pangburn, P.C., the independent registered public accounting firm that reported on our balance sheet as of December 31, 2003 and the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2003 was dismissed effective as of September 1, 2004. Their report was qualified in that the financial statements were prepared assuming that we would continue as a going concern. The report stated that our net loss, stockholders deficit and working capital deficiency as of December 31, 2003 raised substantial doubt about our ability to continue as a going concern. We have no audit committee; accordingly, the decision to dismiss accountants was approved by the board of directors. During our two most recent fiscal years and any subsequent interim period there were no disagreements with Gelfond Hochstadt Pangburn, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

          The independent registered public accounting firm of Hurley & Company, P.C., the independent auditors who reviewed our balance sheet as of June 30, 2004 and the related consolidated statements of operations, stockholders' deficit and cash flows for the period ended June 30, 2004 were dismissed effective as of September 1, 2004. Hurley & Company, P.C. did not issue any report on any of our financial statements. We have no audit committee; accordingly, the decision to dismiss accountants was approved by the board of directors. During our two most recent fiscal years and any subsequent interim period there were no disagreements with Hurley & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

          On September 1, 2004, we appointed Schwartz Levitsky Feldman llp to audit our financial statements for the fiscal year ended December 31, 2004.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS.

Diagnostic USA and the Diagnostic Solutions Purchase Agreement

          On January 14, 2005, we formed Diagnostic USA, Inc., a Colorado corporation as a wholly-owned subsidiary. Diagnostic USA is intended to be a vehicle for us to enter the diagnostic imaging business. Initially, we intend to offer Nerve Conduction Velocity Testing (“NCVT”) through our franchisees and others to their patients. NCVT measures the transmission of nerve impulses through the body, identifies problems in the nervous system, and helps to substantiate the benefit and cost of treatment to patients and their insurers. We believe it is a logical service offering to offer in chiropractic clinics and through other health care professionals.

          We intend to acquire an interest in Diagnostic Solutions of America, Inc., LLC, an Arizona limited liability company (“Diagnostic Solutions”) from Nationwide Diagnostic Solutions, Inc., an Arizona corporation based in Tempe, Arizona (“Nationwide”), and Dr. Jeff and Constance Rebarcak (the “Rebarcaks”), the founders, owners and operators of. Nationwide. The NCVT business of Nationwide is being transferred from Nationwide to Diagnostic Solutions.

          On January 7, 2005, Diagnostic USA and Banyan Corporation entered into a Limited Liability Company Membership Purchase Agreement with Nationwide (the “Diagnostic Solutions Purchase Agreement”). We are not obligated to complete this purchase until we have completed our due diligence investigation, including our review of financial and accounting books and records. We intend to complete our due diligence investigation before the March 1, 2005 deadline for the purchase.

          Under the Diagnostic Solutions Purchase Agreement, Diagnostic USA would acquire a 20% membership interest in Diagnostic Solutions from Nationwide, and a ten-year option to purchase an additional 20% membership interest. Diagnostic USA will pay Nationwide $1,500,000 in the form of a ten-year note with interest at 6%, payable from 50% of the amounts, if any, to be distributed from Diagnostic Solutions to Diagnostic USA with respect to its 20% membership interest. Any unpaid balance on this note is to be paid at the end of ten years. Up to $750,000 of the note may be converted at the option of Nationwide into our common stock from time to time at the prevailing market prices and in no event less than a conversion price of less than $.21 per share. Diagnostic USA may exercise its option to purchase an additional 20% membership interest from Nationwide for an additional $1,500,000.

          Under a proposed operating agreement, management control of Diagnostic Solutions would be shared with Nationwide: we would designate as managers our current Chief Executive Officer and our current Chief Financial Officer, and the Rebarcaks would be designated by Nationwide as managers. In addition, a minimum of 75% of the net cash flow, if any, of Diagnostic Solutions would be distributed to the members in proportion to their membership interests, with Diagnostic USA to receive 20% of any such distribution. It is expected that the Rebarcaks would be employed by Diagnostic Solutions under employment agreements, the terms of which have not been finalized.

Special Meeting of Shareholders

          A special meeting of the shareholders has been set for 2:00 p.m. March 7, 2005 at our offices in Los Angeles. On February 16, 2005, we mailed a notice of meeting and proxy statement to our shareholders of record on the record date for the meeting, February 9, 2005. The meeting was called to elect three directors, to approve Restated and Amended Articles of Incorporation as set forth in an exhibit to the proxy statement to increase our authorized capital and effect other changes, including certain changes which will affect the voting rights of our equity shareholders as described in the proxy statement, to approve the 2004 Human Resources Incentive Plan and options issued thereunder, and to ratify the appointment of Schwartz Levitsky Feldman llp to audit our financial statements for the fiscal year ended December 31, 2004.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Limited Liability Company Purchase Agreement with Exhibits (incorporated by reference to the Registrant's registration statement on Form SB-2 filed on February 14, 2005).

99.1	Letter from Gelfond Hochstadt Pangburn P.C. with respect to their dismissal (filed with the Registrant's Form 8-K Current Report for September 1, 2004, filed November 10, 2004).

99.2	Letter from Hurley & Company with respect to their dismissal (filed herewith).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION

Date: February 23, 2005	By:	/s/ Michael Gelmon

Michael Gelmon
Chief Executive Officer & Director